UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2014

FEDFIRST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	0-54124	25-1828028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

565 Donner Avenue, Monessen, Pennsylvania	15062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (724) 684-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 14, 2014, FedFirst Financial Corporation (the "Company") and CB Financial Services, Inc. ("CB Financial") issued a joint press release announcing that they had entered into a definitive agreement, dated as of the same date, pursuant to which the Company would merge with and into CB Financial.

For more information, reference is made to the Company's press release dated April 14, 2014, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release dated April 14, 2014.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDFIRST FINANCIAL CORPORATION (Registrant)
April 14, 2014 (Date)	/s/ PATRICK G. O'BRIEN Patrick G. O'Brien President and Chief Executive Officer